UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Ovid Therapeutics Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE
Ovid Therapeutics Inc. is refiling this Preliminary Proxy Statement to correct the inadvertent filing of the document as a preliminary proxy statement relating to a merger, acquisition or disposition (PREM14A) when initially filed with the U.S. Securities and Exchange Commission on October 27, 2025. Aside from updating the EDGAR tagging to the correct filing type for a preliminary proxy statement not related to a contested matter or merger/acquisition (PRE 14A) and this Explanatory Note, there are no changes from the Preliminary Proxy Statement filed on October 27, 2025.

PRELIMINARY PROXY STATEMENT  —  SUBJECT TO COMPLETION
OVID THERAPEUTICS INC.
441 Ninth Avenue, 14th Floor
New York, New York 10001
(646) 661-7661
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of OVID THERAPEUTICS INC., a Delaware corporation (the “Company”). The Special Meeting will be held on Thursday, December 11, 2025 at 9:00 a.m. Eastern Time and will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online, for the following purposes:
(1)	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 125,000,000 to 315,000,000.
(2)
To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon the conversion of our Series B Preferred Stock and the exercise of our Series A Warrants and Series B Warrants.

(3)
To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance and sale of securities to our Chief Executive Officer pursuant to the Securities Purchase Agreement, dated October 2, 2025, by and between the Company and the investors party thereto.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The meeting can be accessed by visiting www.virtualshareholdermeeting.com/OVID2025SM and entering the control number included in the proxy card in the enclosed proxy materials. You will not be able to attend the meeting in person.
The record date for the Special Meeting is October 31, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the Virtual Stockholders’ Meeting
to Be Held on December 11, 2025 at 9:00 a.m. Eastern Time.

The proxy statement is available at investors.ovidrx.com.
By order of the Board,

Jeffrey Rona
Chief Business & Financial Officer and Corporate Secretary
New York, New York
   , 2025
You are cordially invited to attend the virtual Special Meeting. You will not be able to attend the Special Meeting in person. Whether or not you expect to attend the virtual Special Meeting, please complete, date, sign and return the enclosed proxy, or vote by telephone or through the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote online if you attend the virtual Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote online at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Website References
You may also access additional information about Ovid Therapeutics Inc. at www.ovidrx.com and investors.ovidrx.com. References to our websites throughout this proxy statement are provided for convenience only and the content on our website does not constitute a part of this proxy statement.
i

OVID THERAPEUTICS INC.
441 Ninth Avenue, 14th Floor
New York, New York 10001
(646) 661-7661
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 11, 2025
AT 9:00 A.M. EASTERN TIME
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors (the “Board” or “Board of Directors”) of Ovid Therapeutics Inc. (sometimes referred to as the “Company” or “Ovid”) is soliciting your proxy to vote at a Special Meeting of Stockholders to be held on December 11, 2025 (the “Special Meeting”), including at any adjournments or postponements of the meeting. You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to mail these proxy materials on or about November     , 2025 to all stockholders of record entitled to vote at the Special Meeting.
When is the record date for the Special Meeting?
The Board has fixed the close of business on October 31, 2025 as the record date for the Special Meeting (the “Record Date”).
How do I attend the Special Meeting?
The Special Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/OVID2025SM. You will not be able to attend the Special Meeting in person. Stockholders attending the virtual Special Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
To be admitted to the Special Meeting, you will need to visit www.virtualshareholdermeeting.com/OVID2025SM and enter the control number found next to the label “control number” included in the proxy card in the enclosed proxy materials. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number or proxy to vote.
Whether or not you participate in the Special Meeting, it is important that you vote your shares.
The Special Meeting will begin promptly at 9:00 a.m. Eastern Time on Thursday, December 11, 2025. We encourage you to access the Special Meeting a few minutes before it begins. Online check-in will start approximately 15 minutes before the meeting begins.
What if I cannot find my control number?
If you do not have your control number and you are a registered stockholder, please contact us at corporatesecretary@ovidrx.com and we will be able to provide your control number to you. If you do not have a control number, you will be able to log in as a guest. To view the meeting webcast, visit www.virtualshareholdermeeting.com/OVID2025SM and register as a guest. If you log in as a guest, you will not be able to vote your shares or ask questions.
If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Special Meeting.

What if I have technical difficulties or trouble accessing the virtual Special Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/OVID2025SM.
How do I ask a question at the Special Meeting?
Only stockholders of record as of the Record Date may submit questions or comments. If you would like to submit a question, you may do so by accessing the Special Meeting at www.virtualshareholdermeeting.com/OVID2025SM, logging in using the control number provided in your proxy card and typing your question in the appropriate box in the meeting portal.
To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Special Meeting when you log in prior to the start of the Special Meeting. In accordance with the rules of conduct, we ask that you limit your remarks to one brief question or comment that is relevant to the Special Meeting or our business and that such remarks are respectful of your fellow stockholders and meeting participants. Our management may group questions by topic with a representative question read aloud and answered. In addition, questions may be ruled out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests. Questions will be addressed in the “Question and Answer” portion of the Special Meeting.
Will a list of record stockholders as of the Record Date be available?
For the 10 days prior to the Special Meeting, the list of our record stockholders as of the close of business on the Record Date will be available for examination by any stockholder of record for a legally valid purpose during regular business hours. To access the list of record stockholders beginning December 1, 2025 and until the meeting, stockholders should email corporatesecretary@ovidrx.com.
Who can vote at the Special Meeting?
Only stockholders as of the Record Date, which we refer to as stockholders of record, will be entitled to vote online during the Special Meeting. On the Record Date, a total of     shares of common stock were outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the meeting, vote by proxy over the telephone or through the internet, or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization
If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online during the meeting unless you request and obtain a valid proxy from your broker or other agent, as required. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.
What am I voting on?
There are three matters scheduled for a vote at the Special Meeting:
•
Proposal 1: To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 125,000,000 to 315,000,000;

•
Proposal 2: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon the conversion of our Series B Preferred Stock and the exercise of our Series A Warrants and Series B Warrants;

•
Proposal 3: To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance and sale of securities to our Chief Executive Officer pursuant to the Securities Purchase Agreement, dated October 2, 2025, by and between the Company and the investors party thereto; and

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online during the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote online during the meeting even if you have already voted by proxy.
•
By Internet. To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from your proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on December 10, 2025 to be counted.

•
By Telephone. Call 1-800-690-6903 toll-free from the United States, U.S. territories and Canada and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern time on December 10, 2025 to be counted.

•
By Proxy Card. Complete and mail the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us and we receive the proxy card before the Special Meeting, we will vote your shares as you direct.

•
Online During the Special Meeting. Access the Special Meeting by visiting www.virtualshareholdermeeting.com/OVID2025SM and providing your control number from your proxy card or the instructions that accompanied your proxy materials, as applicable.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization
If your shares of common stock are held in street name (i.e., held for your account by a broker, bank or other nominee), you should have received a voting instruction form with these proxy materials from that organization rather than from us. You should follow these instructions to ensure your vote is counted. To vote during the Special Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker, bank or other nominee or contact your broker, bank or other nominee to request a proxy form. You must also register to attend the meeting at www.virtualshareholdermeeting.com/OVID2025SM using the control number as provided by your broker, bank or other agent.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
If you are a holder of our common stock, on each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What am I voting on and what are the Board’s recommendations on how to vote my shares?
The Board recommends that you vote your shares “FOR” each of Proposals 1, 2 and 3.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by either completing your proxy card, by telephone, through the internet, or during the virtual Special Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without making voting selections, your shares will be voted by the persons named as proxies in the proxy card in accordance with the recommendations of the Board. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the applicable exchange rules, brokers, banks and other securities intermediaries that are subject to the rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. Proposals 1, 2 and 3 are considered to be “non-routine,” meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. If you are the stockholder of record for your shares, you may revoke your proxy at any time before the final vote at the Special Meeting in one of the following ways:
•	by submitting another properly completed proxy with a later date;
•	by transmitting a subsequent vote over the internet or by telephone prior to 11:59 p.m. Eastern Time on December 10, 2025;
•	by attending the virtual Special Meeting and voting online during the meeting; or
•
by sending a timely written notice to our Corporate Secretary in writing to 441 Ninth Avenue, 14th Floor, New York, New York 10001 or by email to corporatesecretary@ovidrx.com, indicating that you are revoking your proxy.

Your last vote, whether prior to or at the Special Meeting, is the vote that we will count.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization
If your shares are held in street name, you must contact your broker or nominee for instructions as to how to change your vote. Your attendance at the virtual Special Meeting does not revoke your proxy. Your last vote, whether prior to or during the Special Meeting, is the vote that we will count.
How is a quorum reached?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares of stock entitled to vote are present at the Special

Meeting in person, by remote communication, if applicable, or by proxy duly authorized. On the Record Date, there were      shares outstanding and entitled to vote. Thus, the holders of      shares must be present at the Special Meeting in person, by remote communication, if applicable, or by proxy duly authorized in order to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For” and “Against” votes and abstentions.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve the proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions
1	Approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock	“For” votes from the majority of the votes cast for such proposal at the Special Meeting	No effect
2	Approval of the issuance of shares of our common stock upon the conversion of our Series B Preferred Stock and the exercise of our Series A Warrants and Series B Warrants	“For” votes from the majority of the votes cast for such proposal at the Special Meeting	No effect
3	Approval of the issuance of securities to our Chief Executive Officer	“For” votes from the majority of the votes cast for such proposal at the Special Meeting	No effect

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding Proxy Materials to beneficial owners.
In addition, we have hired Morrow Sodali LLC to solicit proxies. We expect to pay Morrow Sodali LLC a fee of $25,000 plus reasonable expenses for these services.
Do I have appraisal rights?
Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law (the “DGCL”) with respect to any of the proposals being voted on.

How can I find out the results of the voting at the Special Meeting?
We will announce preliminary voting results during the Special Meeting. We will publish final voting results in a Current Report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we will disclose the preliminary results in the Current Report on Form 8-K and, within four business days after the final voting results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.

DESCRIPTION OF PIPE FINANCING
Securities Purchase Agreement
On October 2, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and other accredited investors (collectively, the “Purchasers”), pursuant to which we agreed to issue and sell an aggregate of (i) 57,722 shares of our Series B convertible preferred stock, par value $0.001 per share (the “Series B Preferred Stock”), (ii) Series A Warrants to purchase up to 38,481,325 shares of our common stock, par value $0.001 per share (the “Common Stock”), and/or pre-funded warrants (the “Pre-Funded Warrants”) to purchase Common Stock (the “Series A Warrants”), and (iii) Series B Warrants to purchase up to 28,861,000 shares of our Common Stock and/or Pre-Funded Warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”) to the Purchasers in a private placement transaction (the “PIPE Financing”). Each share of Series B Preferred Stock was sold together with a Series A Warrant to purchase 666.66 shares of Common Stock and/or Pre-Funded Warrants (rounded down to next whole share based on each investor’s aggregate purchase) and a Series B Warrant to purchase 500 shares of Common Stock and/or Pre-Funded Warrants (together, a “Security”) at a purchase price of $1,400.00 per Security to the Purchasers. The Securities were sold at a price less than the “Minimum Price,” which is defined in the listing rules of the Nasdaq Stock Market (“Nasdaq”) as the price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.
The PIPE Financing resulted in initial gross proceeds of approximately $80.8 million, with aggregate gross proceeds of up to $175.1 million, subject to the satisfaction of specified conditions and the exercise of all the Warrants, in each case before placement agent fees and offering expenses.
Pursuant to the Purchase Agreement, we agreed to use our reasonable best efforts to obtain approval by our stockholders of proposals to approve (i) an increase in the number of authorized shares of Common Stock to enable the issuance of all of the shares of Common Stock issuable upon the conversion of the Series B Preferred Stock (the “Conversion Shares”) and the shares of Common Stock that are issuable upon the exercise of the Warrants (the “Warrant Shares”), and (ii) the issuance of the Conversion Shares and the Warrant Shares in accordance with the listing rules of Nasdaq (collectively, the “Stockholder Approval”).
Registration Rights Agreement
On October 2, 2025, we also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which we agreed to register for the resale of the Conversion Shares and the Warrant Shares. We are required to prepare and file a registration statement with the Securities and Exchange Commission no later than the fifth business day following the date that we obtain the Stockholder Approval (the “Filing Deadline”) and to use reasonable best efforts to have the registration statement declared effective within 60 days after the Filing Deadline, subject to certain exceptions and specified financial penalties if timely effectiveness is not achieved and maintained.
Description of Series B Preferred Stock
Conversion. Subject to the terms and limitations contained in the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock that we filed with the Secretary of State of the State of Delaware on October 3, 2025 (the “Certificate of Designation”), the Series B Preferred Stock will not become convertible until we obtain the Stockholder Approval. Effective as of 5:00 p.m. Eastern Time on the second business day after the date of the Stockholder Approval and subject to the Company filing an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware evidencing such Stockholder Approval, each share of Series B Preferred Stock will automatically convert into 1,000 shares of Common Stock (the “Automatic Conversion”), subject to the terms and limitations contained in the Certificate of Designation, including certain beneficial ownership limitations, including that a holder of Series B Preferred Stock is prohibited from converting shares of Series B Preferred Stock into shares of common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be established by the holder between 0% and 19.9%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”). Following the Automatic Conversion, each share of Series B Preferred Stock that is not otherwise converted into Common Stock as a result of the Beneficial

Ownership Limitation shall be convertible, at any time and from time to time, at the option of the holder thereof, into 1,000 shares of Common Stock, subject to the Beneficial Ownership Limitation and only to the extent the same shall have ceased to apply.
Voting Rights. Except as otherwise required by law (e.g., voting on a change to the authorized shares of Series B Convertible Preferred Stock or the rights of such shares as required by Delaware law) and the Certificate of Designation, the Series B Preferred Stock does not have voting rights. However, as long as any shares of Series B Convertible Preferred Stock are outstanding, we will not, without the affirmative vote or written waiver of the holders of a majority of the then-outstanding shares of the Series B Convertible Preferred Stock, (a) alter, repeal or change the powers, preferences or rights of the Series B Convertible Preferred Stock or alter or amend the Certificate of Designation so as to adversely affect the Series B Preferred Stock; (b) supplement, amend, restate, repeal or waive any provision of the Certificate of Incorporation or our bylaws, or file any articles of amendment, certificate of designation, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Preferred Stock; (c) increase or decrease (other than by conversion) the number of authorized shares of Series B Preferred Stock; or (d) enter into any agreement with respect to any of the foregoing.
Dividends. Holders of Series B Convertible Preferred Stock are entitled to receive dividends on shares of Series B Convertible Preferred Stock equal (on an as-if-converted-to-common-stock basis without regard to the Beneficial Ownership Limitation) to and in the same form, and in the same manner, as dividends actually paid on shares of Common Stock.
Liquidation and Dissolution. The Series B Preferred Stock ranks (i) senior to all of the Common Stock, (ii) senior to any class or series of capital stock created specifically ranking by its terms junior to any Series B Preferred Stock, (iii) on parity with our Series A convertible preferred stock, par value $0.001 per share, and any class or series of capital stock created specifically ranking by its terms on parity with the Series B Preferred Stock and (iv) junior to any class or series of capital stock created specifically ranking by its terms senior to the Series B Convertible Preferred Stock upon any liquidation, dissolution or winding-up of the Company, in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.
Description of the Warrants
Exercise and Term. Each Warrant has an exercise price of $1.40 per share.
The Series A Warrants will be exercisable following receipt of the Stockholder Approval and will terminate upon the earlier of (a) the 30th calendar day following date on which we publicly announce the clearance of the first of any investigational new drug application, clinical trial application or other foreign equivalent with respect to the clinical development of our OV4071 product candidate (the “Milestone Event”); provided that such 30-calendar day period shall not commence unless and until a registration statement covering the resale of the shares of Common Stock issuable upon exercise of the Series A Warrants is effective; and (b) October 6, 2030.
The Series B Warrants will be exercisable following receipt of the Stockholder Approval and will terminate on October 6, 2030. In addition, in the event that the closing price of our Common Stock equals or exceeds 300% of the exercise price of the Series B Warrants (subject to appropriate adjustments for stock splits, stock dividends, stock combinations and other similar transactions) for 20 of any 30 consecutive trading days beginning on and following the initial exercise date, we have the right to cause the Series B Warrants to be exercised upon 15 business days’ prior notice (the “Mandatory Exercise”); provided that a registration statement covering the resale of the shares of Common Stock issuable upon the exercise of the Series B Warrants is effective as of the date of the Mandatory Exercise.
Under the terms of the Warrants, we may not give effect to the exercise of any such Warrant, and a holder will not be entitled to exercise any portion of any such Warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder, together with its affiliates, would exceed a percentage set at the discretion of each holder between 0% through 19.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, which percentage may be increased or decreased at the holder’s election upon notice to the Company, up to 19.99%. If a holder is subject to the Maximum Percentage upon exercise of the Series A Warrants following the Milestone Event or the Series B Warrants following our election to effect a Mandatory Exercise, as applicable, such holder will receive, in lieu of shares of Common Stock, Pre-Funded Warrants.

No Rights as a Stockholder. Except by virtue of such holder’s ownership of shares of our Common Stock, the holder of a Warrant does not have the rights or privileges of a holder of our Common Stock, including any voting rights, until such holder exercises the Warrant.
Interest of Executive Officer in Matters to be Acted Upon
Jeremy M. Levin, DPhil, MB BChir is our Chief Executive Officer and the Chairman of the Board. Pursuant to the Purchase Agreement, Dr. Levin purchased (i) 71 shares of Series B Preferred Stock, (ii) Series A Warrants to purchase up to 47,333 shares of Common Stock and (iii) Series B Warrants to purchase up to 35,500 shares of Common Stock for an aggregate purchase price of approximately $99,400 in the PIPE Financing. Dr. Levin is also party to the Registration Rights Agreement. Dr. Levin’s purchase of the Securities was made at a price less than the “market value,” which is defined in the listing rules of Nasdaq as the consolidated closing bid price per share immediately preceding the entering into of the binding agreement to issue the applicable securities.

PROPOSAL 1: APPROVAL OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK
General
The Board has approved an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 125,000,000 to 315,000,000 (the “Authorized Shares Amendment”). The Authorized Shares Amendment will not change the number of authorized shares of preferred stock, which currently consists of 10,000,000 shares of preferred stock.
Of the 125,000,000 shares of Common Stock currently authorized, as of the Record Date, there were      shares of Common Stock issued and outstanding. In addition to the shares of Common Stock outstanding on the Record Date, we had (i) 1,250,000 shares of Common Stock were reserved for issuance upon the conversion of Series A Convertible Preferred Stock, (ii) 18,201,064 shares of Common Stock were reserved for issuance upon the exercise of outstanding stock options, (iii) 341,955 shares of Common Stock were reserved for issuance upon the vesting and settlement of outstanding restricted stock units and (iv) 4,349,371 shares were reserved for issuance pursuant to our equity incentive plans, including our employee stock purchase plan. Accordingly, as of the Record Date, only      authorized shares of Common Stock remain available for further issuance by us. In addition, as discussed below, upon approval of Proposals 2 and 3, we will reserve 125,064,325 shares of Common Stock for issuance upon conversion of the Series B Preferred Stock and exercise of the Series A Warrants and Series B Warrants.
The additional shares of Common Stock authorized for issuance by the Authorized Shares Amendment would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the Common Stock presently issued and outstanding. The full text of the proposed Authorized Shares Amendment, which would be filed as a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, is attached to this Proxy Statement as Appendix A. However, the text of the Authorized Shares Amendment is subject to revision as may be required by the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Authorized Shares Amendment.
If the proposed Authorized Shares Amendment is approved by our stockholders, the increased number of shares would be authorized for issuance, effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. We plan to file such Certificate of Amendment as soon as practicable after the Special Meeting.
Reasons for Stockholder Approval
Our Obligations Under the Purchase Agreement
As described above in the section titled “Description of PIPE Financing,” on October 2, 2025, we entered into the Purchase Agreement with the Purchasers party thereto, pursuant to which we agreed to issue and sell an aggregate of (i) 57,722 shares of Series B Preferred Stock, (ii) Series A Warrants to purchase up to 38,481,325 shares of our Common Stock and/or Pre-Funded Warrants and (iii) Series B Warrants to purchase up to 28,861,000 shares of our Common Stock and/or Pre-Funded Warrants to the Purchasers in the PIPE Financing. Subject to the approval of the Authorized Shares Amendment and Proposal 2, an aggregate of 57,722,000 shares of Common Stock are issuable upon conversion of the Series B Preferred Stock and an aggregate of 67,342,325 shares of Common Stock are issuable upon exercise of the Warrants (collectively, the “PIPE Shares”).
The Series B Preferred Stock is not convertible, and the Warrants are not exercisable, until we obtain the approval by our stockholders of this Authorized Shares Amendment and Proposal 2. Pursuant to the Purchase Agreement, we agreed to use our reasonable best efforts to obtain approval by our stockholders of this Authorized Shares Amendment and Proposal 2. Accordingly, we are seeking stockholder approval to increase the number of authorized shares of our Common Stock in part to permit the issuance of the maximum number of Conversion Shares and Warrant Shares pursuant to the terms of the Certificate of Designation for the Series B Preferred Stock and the Warrants, as applicable.
If this Proposal 1 is not approved by our stockholders, then pursuant to the terms of the Purchase Agreement, we are required to cause an additional meeting to be held every 90 days thereafter for the purpose of obtaining approval of Proposals 1 and 2, with the recommendation of the Board that such proposal is approved.
Our Future Liquidity Needs and Ability to Continue to Attract, Retain and Motivate Employees
Our operations have consumed substantial amounts of cash since inception, and we expect to continue to incur significant expenses and operating losses for the foreseeable future. To date we have no products approved for commercialization and have not generated any revenue from product sales. Rather, we have financed our operations through other means, primarily the sale of our securities in equity financings, including pursuant to the Purchase Agreement. We expect to continue to incur significant expenses and operating losses over the next several years as we conduct clinical trials of our product candidates, initiate future clinical trials of our product candidates, advance our preclinical programs, seek marketing approval for any product candidates that successfully complete clinical trials and advance any of our other product candidates we may develop or otherwise acquire. We will require additional capital to fund the research and development of our product candidates, to fund our manufacturing activities, to fund precommercial activities of our programs and for working capital and general corporate purposes.
Our success in achieving our business objectives, and our ability to continue as a going concern, depend on our ability to raise additional capital in the future, and the Board believes it is in the best interests of the Company and its stockholders to have sufficient flexibility to issue additional shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes. In addition to the issuance of the PIPE Shares, the approval of the Authorized Shares Amendment would enable us to take advantage of market conditions, the availability of future financings and opportunities for business combinations and other strategic transactions, without the potential delay and expense associated with convening a special stockholders’ meeting.
Our success also depends in part on our continued ability to attract, retain and motivate highly qualified management and key personnel, which is of particular concern in the competitive biopharmaceutical industry. If the Authorized Shares Amendment is not approved by our stockholders, the lack of unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals to retain employees.
In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations or partnerships, attract, retain and motivate employees and pursue other business opportunities integral to our growth and success.
Effect of the Previously Approved Reverse Stock Split
In addition to the number of authorized shares of Common Stock increasing to 315,000,000 if stockholders approve the Authorized Shares Amendment and the Certificate of Amendment is filed and becomes effective, the number of authorized shares available for issuance is subject to further increase if the Board elects to effect a reverse stock split of the Common Stock of the Company pursuant to the approval of the Company’s stockholders at its annual meeting of stockholders held on July 9, 2025. If the Board elects to effect any such reverse stock split, the outstanding shares of our Common Stock will adjust downward pursuant to the ratio determined by the Board in the range of 1-for-10 to 1-for-40, inclusive. However, there will not be any corresponding adjustment to the number of authorized shares of Common Stock, which effectively would result in a greater number of authorized shares of Common Stock that will be available for future issuance by us.
Effect of the Proposal
The additional shares of Common Stock to be authorized by approval of the Authorized Shares Amendment would have rights identical to the currently outstanding shares of Common Stock. Approval of the Authorized Shares Amendment would not affect the rights of the holders of currently outstanding Common Stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of earnings per share and voting rights of current holders of Common Stock. If the Authorized Shares Amendment is approved, it will become effective upon the filing of the Authorized Shares Amendment with the Secretary of State of the State of Delaware on its then-prescribed form of Certificate of Amendment.
Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) as discussed above, raising capital, if we have an appropriate opportunity, through offerings of Common Stock, or securities that are convertible into Common Stock; (ii) expanding our business through potential strategic transactions; (iii) establishing strategic relationships with other companies; (iv) exchanges of Common Stock, or securities that are convertible into Common Stock for other outstanding securities; (v) providing equity incentives pursuant to our equity incentive plans, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of Common Stock that will be available to undertake any such issuances described above.
As is the case with the shares of Common Stock which are currently authorized but unissued, if the Authorized Shares Amendment is approved by our stockholders, the Board will only have authority to issue the additional shares of Common Stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our equity incentive plans, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Authorized Shares Amendment, because absent the Authorized Shares Amendment, we may not have sufficient authorized shares to grant such awards.
The increase in authorized shares of our Common Stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of Common Stock, or securities exercisable for or convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our Common Stock.
Disadvantages to an increase in the number of authorized shares of Common Stock may include:
•	Stockholders may experience further dilution of their ownership.
•
Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

•
The additional shares of Common Stock for which authorization is sought in this proposal would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

Additionally, the issuance of authorized but unissued shares of Common Stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We have not entered into any plans or agreements that may have material anti-takeover consequences.
In the event that our stockholders approve each of the Authorized Shares Amendment and Proposal 2 at the Special Meeting, each share of Series B Preferred Stock will automatically convert into 1,000 shares of our Common Stock on the second business day following the Special Meeting and each Warrant will become exercisable for one share of Common Stock, subject to the terms and limitations contained in the Certificate of Designation and the Warrants, as applicable. We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose, other than the issuance of the Conversion Shares and the Warrant Shares upon the conversion of the Series B Preferred Stock and the exercise of the Warrants, as applicable. However, we have in the past conducted certain public and private offerings of Common Stock, preferred stock and warrants (such as the PIPE Financing), and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of Common Stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any shares of Common Stock, or securities convertible into shares of Common Stock except on terms that the Board deems to be in the interests of us and our stockholders.
Potential Anti-Takeover Effect of the Authorized Shares Amendment
An increase in the number of authorized but unissued shares of Common Stock relative to the number of outstanding shares of Common Stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the Authorized Shares Amendment might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of the Board to issue Common Stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional Common Stock would dilute the voting power of the Common Stock then outstanding. Our Common Stock could also be issued to purchasers who would support the Board in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders. In addition to the Authorized Shares Amendment, the Amended and Restated Certificate of Incorporation and our Bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit the Board to issue preferred stock with rights senior to those of the Common Stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by the majority of our Board and certain of our officers and do not provide for cumulative voting rights, all of which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control. The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Authorized Shares Amendment is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.
Vote Required
The affirmative vote of the majority of the votes cast for such proposal at the Special Meeting is required for the approval of Proposal 1.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF THE CONVERSION OF SERIES B PREFERRED STOCK AND EXERCISE OF THE SERIES A WARRANTS AND SERIES B WARRANTS
General
As described above in the section titled “Description of PIPE Financing,” on October 2, 2025, we entered into the Purchase Agreement with the Purchasers party thereto, pursuant to which we agreed to issue and sell an aggregate of (i) 57,722 shares of Series B Preferred Stock, (ii) Series A Warrants to purchase up to 38,481,325 shares of our Common Stock and/or Pre-Funded Warrants and (iii) Series B Warrants to purchase up to 28,861,000 shares of our Common Stock and/or Pre-Funded Warrants to the Purchasers in the PIPE Financing. We are submitting for stockholder approval the issuance of the Conversion Shares and the Warrant Shares upon the conversion of the Series B Preferred Stock and the exercise of the Warrants, as applicable. Subject to the approval of Proposals 1 and 2, the filing of an amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, and certain beneficial ownership limitations set by each holder, (i) each share of Series B Preferred Stock will automatically convert into 1,000 shares of Common Stock and (ii) each Warrant will be exercisable for one share of Common Stock and/or Pre-Funded Warrants. Assuming approval of Proposal 2 and subject to certain beneficial ownership limitations set by each holder, an aggregate of 57,722,000 shares of Common Stock are issuable upon conversion of the Series B Preferred Stock and an aggregate of 67,342,325 shares of Common Stock are issuable upon exercise of the Warrants.
Please see the section titled “Description of PIPE Financing” for descriptions of the Series B Preferred Stock and the Warrants.
Reasons for Stockholder Approval
Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rule 5635(d), which requires stockholder approval prior to the issuance of 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the “Minimum Price.” Because the purchase price of the Securities was less than the Minimum Price and the conversion or exercise in full of the Series B Preferred Stock and Warrants, as applicable, would result in the issuance of more than 20% of our outstanding shares of Common Stock, Nasdaq Listing Rule 5635(d) is implicated by the issuance of the Securities. Thus, in order to permit the issuance of the Conversion Shares and the Warrant Shares upon the conversion of the Series B Preferred Stock and the exercise of the Warrants, as applicable, we must first obtain stockholder approval of this issuance. Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d) to permit the issuance of the maximum number of Conversion Shares and Warrant Shares pursuant to the terms of the Certificate of Designation for the Series B Preferred Stock and the Warrants, as applicable.
If this Proposal 2 is not approved by our stockholders, then pursuant to the terms of the Purchase Agreement, we are required to cause an additional meeting to be held every 90 days thereafter for the purpose of obtaining approval of Proposals 1 and 2, with the recommendation of the Board that such proposal is approved.
Effect of the Proposal
In the event that our stockholders approve each of the Authorized Shares Amendment and this Proposal 2 at the Special Meeting, each share of Series B Preferred Stock will automatically convert into 1,000 shares of our Common Stock on the second business day following the Special Meeting and each Warrant will become exercisable for one share of Common Stock, subject to the terms and limitations contained in the Certificate of Designation and the Warrants, as applicable.
Vote Required
The affirmative vote of the majority of the votes cast for such proposal at the Special Meeting is required for the approval of Proposal 2.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote “FOR” Proposal 2.

PROPOSAL 3: APPROVAL OF THE ISSUANCE OF SECURITIES TO EXECUTIVE OFFICER, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(C)
General
As described above in the section titled “Description of PIPE Financing,” Dr. Levin, our Chief Executive Officer and the Chairman of the Board, purchased (i) 71 shares of Series B Preferred Stock, (ii) Series A Warrants to purchase up to 47,333 shares of Common Stock and (iii) Series B Warrants to purchase up to 35,500 shares of Common Stock for an aggregate purchase price of approximately $99,400 in the Private Placement. We are asking the stockholders to approve the issuance of these securities to Dr. Levin in accordance with Nasdaq Listing Rule 5635(c).
Reasons for Stockholder Approval
Because our Common Stock is listed on the Nasdaq Capital Market, we are subject to Nasdaq Listing Rule 5635(c), which deems the issuance of Common Stock, or securities convertible into or exercisable for Common Stock, to a Nasdaq-listed company’s officers, directors, employees or consultants in a in a transaction (other than a public offering) at a price less than the market value of such stock, calculated as the consolidated closing bid price for such shares on the trading day immediately prior to entry into the agreement, as equity compensation requiring stockholder approval.
As described above, the Purchase Agreement provides for the issuance of securities to Dr. Levin at a price that is less than the “market value” of our Common Stock. Because Nasdaq may deem the issuance of the securities sold to Dr. Levin pursuant to the PIPE Financing as equity compensation, we are seeking approval of such issuance in order to ensure compliance with Nasdaq rules. Notwithstanding Nasdaq Rule 5635(c), which characterizes the below market offering as equity compensation, we believe that the offering does not constitute equity compensation under applicable accounting rules in view of the same purchase price paid for comparable series of our securities by independent outside investors, as well as the conditional nature of the conversion and exercise rights and the restricted status of the securities.
Effect of the Proposal
In the event that our stockholders approve this Proposal 3 at the Special Meeting, we will complete the issuance and sale to Dr. Levin of (i) 71 shares of Series B Preferred Stock, (ii) Series A Warrants to purchase up to 47,333 shares of Common Stock and (iii) Series B Warrants to purchase up to 35,500 shares of Common Stock for an aggregate purchase price of approximately $99,400.
In the event that our stockholders do not approve this Proposal 3 at the Special Meeting, then no securities will be issued to Dr. Levin pursuant to the PIPE Financing, and we will receive no proceeds from Dr. Levin for such securities, unless and until stockholder approval of such issuance is obtained.
Vote Required
The affirmative vote of the majority of the votes cast for such proposal at the Special Meeting is required for the approval of Proposal 3.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote “FOR” Proposal 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our Common Stock as of October 31, 2025, by: (i) each of our named executive officers; (ii) each of our directors; (iii) all of our executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our voting securities.
Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or stockholder who holds more than 5% of our outstanding Common Stock, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are exercisable within 60 days of October 31, 2025 and Series A preferred stock convertible within 60 days of October 31, 2025. Options to purchase shares of our Common Stock that are exercisable and shares of Series A preferred stock that are convertible within 60 days of October 31, 2025, are deemed to be beneficially owned by the persons holding these options or shares of Series A preferred stock for the purpose of computing percentage ownership of that person but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Although the limitations on the Series B Preferred Stock and the Warrants prevent the Series B Preferred Stock from converting into Common Stock and the Warrants from being exercised for Common Stock until stockholder approval is obtained for each of Proposal 1 and Proposal 2, we are separately presenting below beneficial ownership assuming both the conversion of all shares of Series B Preferred Stock into Common Stock and the exercisability of the Warrants for shares of Common Stock, subject to beneficial ownership limitations set by each holder of Series B Preferred Stock and Warrants. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned by him or her, except for shares owned jointly with that person’s spouse.
We have based our calculation of beneficial ownership on      shares of our Common Stock outstanding as of October 31, 2025. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Ovid Therapeutics Inc., 441 Ninth Avenue, 14th Floor, New York, NY 10001.

	No Conversion of Series B Preferred Stock/Exercise of Warrants		Full Conversion of Series B Preferred Stock/Exercise of Warrants
	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Greater than 5% Stockholders:
Takeda Pharmaceutical Company Limited(1)	8,781,996		8,781,996
Entities affiliated with Janus Henderson Biotech Innovation Master Fund Limited(2)	—		23,213,666
ADAR1 Partners, L.P(3)	—		9,284,166
Affinity Healthcare Fund, LP(4)	—		9,284,166
Mutual Fund Series Trust, on behalf of EventideHealthcare & Life Sciences Fund(5)	—		9,284,166
Federated Hermes Kaufmann Small Cap Fund(6)	—		7,737,166
Directors and Named Executive Officers:
Jeremy M. Levin, DPhil, MB BChir(7)	7,644,440		7,798,273
Margaret Alexander(8)	667,298		667,298
Jeffrey Rona(9)	1,504,148		1,504,148
Karen Bernstein, PhD(10)	250,656		250,656
Barbara Duncan(11)	172,037		172,037
Kevin Fitzgerald, PhD(12)	120,000		120,000
Bart Friedman, JD(13)	230,656		230,656
Stelios Papadopoulos, PhD(14)	222,500		222,500
All current executive officers and directors as a group (8 persons)(15)	10,811,735		10,965,568

*	Represents beneficial ownership of less than 1%.
(1)	Based on a Schedule 13G/A filed with the SEC on February 3, 2023, Takeda Pharmaceutical Company Limited (“Takeda”) holds sole dispositive power and sole voting power with respect to 1,781,996 of the shares, and Takeda and Takeda Pharmaceuticals U.S.A, Inc. (“TPUSA”) hold shared dispositive power and shared voting power with respect to 7,000,000 of the shares. The aggregate number of shares includes 1,250,000 shares of Common Stock underlying the Series A preferred stock held by TPUSA, which is the number of shares issuable upon conversion of the 1,250 shares of Series A preferred stock as limited by the Series A Blocker. The address for Takeda is 1-1, Nihonbashi-Honcho 2-Chome, Chuo-ku, Tokyo M0 103-8668, Japan and the address for TPUSA is 95 Hayden Avenue, Lexington, MA 02421.
(2)
Includes (a)(i) 9,069,000 shares of Common Stock underlying the Series B Preferred Stock, (ii) 6,046,000 shares of Common Stock issuable upon the exercise of Series A Warrants within 60 days of October 31, 2025 and (iii) 4,534,500 shares of Common Stock issuable upon the exercise of Series B Warrants within 60 days of October 31, 2025, in each case held by Janus Henderson Biotech Innovation Master Fund Limited, and (b)(i) 1,645,000 shares of Common Stock underlying the Series B Preferred Stock, (ii) 1,096,666 shares of Common Stock issuable upon the exercise of Series A Warrants within 60 days of October 31, 2025 and (iii) 822,500 shares of Common Stock issuable upon the exercise of Series B Warrants within 60 days of October 31, 2025, in each case held by Janus Henderson Biotech Innovation Master Fund II Limited.

(3)
Includes (a) 4,285,000 shares of Common Stock underlying the Series B Preferred Stock, (b) 2,856,666 shares of Common Stock issuable upon the exercise of Series A Warrants within 60 days of October 31, 2025 and (c) 2,142,500 shares of Common Stock issuable upon the exercise of Series B Warrants within 60 days of October 31, 2025, in each case held by ADAR1 Partners LP.

(4)
Includes (a) 4,285,000 shares of Common Stock underlying the Series B Preferred Stock, (b) 2,856,666 shares of Common Stock issuable upon the exercise of Series A Warrants within 60 days of October 31, 2025 and (c) 2,142,500 shares of Common Stock issuable upon the exercise of Series B Warrants within 60 days of October 31, 2025, in each case held by Affinity Healthcare Fund, LP.

(5)
Includes (a) 4,285,000 shares of Common Stock underlying the Series B Preferred Stock, (b) 2,856,666 shares of Common Stock issuable upon the exercise of Series A Warrants within 60 days of October 31, 2025 and (c) 2,142,500 shares of Common Stock issuable upon the exercise of Series B Warrants within 60 days of October 31, 2025, in each case held by Mutual Fund Series Trust, on behalf of EventideHealthcare & Life Sciences Fund.

(6)
Includes (a) 3,571,000 shares of Common Stock underlying the Series B Preferred Stock, (b) 2,380,666 shares of Common Stock issuable upon the exercise of Series A Warrants within 60 days of October 31, 2025 and (c) 1,785,500 shares of Common Stock issuable upon the exercise of Series B Warrants within 60 days of October 31, 2025, in each case held by Federated Hermes Kaufmann Small Cap Fund.

(7)
Includes (a)(i) 3,616,715 shares of Common Stock, (ii) 3,992,264 shares of Common Stock issuable upon the exercise of stock options within 60 days of October 31, 2025, (iii) 71,000 shares of Common Stock underlying the Series B Preferred Stock, (iv) 47,333 shares of Common Stock issuable upon the exercise of Series A Warrants within 60 days of October 31, 2025 and (v) 35,500 shares of Common Stock issuable upon the exercise of Series B Warrants within 60 days of October 31, 2025, in each case held directly by Dr. Levin, and (b) 35,461 shares held by Divo Holdings, LLC, a limited liability company managed by Margery Feldberg, Dr. Levin’s spouse.

(8)	Includes (a) 16,373 shares of Common Stock and (b) 650,925 shares of Common Stock issuable upon the exercise of stock options within 60 days October 31, 2025, in each case held by Ms. Alexander.
(9)	Includes (a) 38,319 shares of Common Stock and (b) 1,465,829 shares of Common Stock issuable upon the exercise of stock options within 60 days of October 31, 2025, in each case held by Mr. Rona.
(10)	Includes (a) 20,000 shares of Common Stock and (b) 230,656 shares of Common Stock issuable upon the exercise of stock options within 60 days of October 31, 2025, in each case held by Dr. Bernstein.
(11)	Includes solely 172,037 shares of Common Stock issuable upon the exercise of stock options within 60 days of October 31, 2025 held by Ms. Duncan.
(12)	Includes solely 120,000 shares of Common Stock issuable upon the exercise of stock options within 60 days of October 31, 2025 held by Dr. Fitzgerald.
(13)	Includes solely 230,656 shares of Common Stock issuable upon the exercise of stock options within 60 days of October 31, 2025 held by Mr. Friedman.
(14)	Includes (a) 200,000 shares of Common Stock and (b) 22,500 shares of Common Stock issuable upon the exercise of stock options within 60 days of October 31, 2025, in each case held by Dr. Papadopoulos.
(15)
Consists of (a) 3,926,868 shares of Common Stock, (b) 6,884,867 shares issuable upon the exercise of stock options, (c) 71,000 shares of Common Stock underlying the Series B Preferred Stock, (d) 47,333 shares of Common Stock issuable upon the exercise of Series A Warrants within 60 days of October 31, 2025 and (e) 35,500 shares of Common Stock issuable upon the exercise of Series B Warrants within 60 days of October 31, 2025, in each case beneficially owned by our executive officers and directors as a group.

OTHER INFORMATION FOR STOCKHOLDERS
Stockholder Proposals for the 2026 Annual Meeting
Our Bylaws provide that, for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely advance notice thereof in writing to our Corporate Secretary c/o Ovid Therapeutics Inc., 441 Ninth Avenue, 14th floor, New York, NY 10001. To be timely for the 2026 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices between March 11, 2026 and April 10, 2026; provided, however, that in the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 30 days after such anniversary date, we must receive your notice (a) no earlier than the close of business on the 120th day prior to the currently proposed 2026 Annual Meeting and (b) no later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting or the 10th day following the day on which we first make a public announcement of the date of the 2026 Annual Meeting. A stockholder’s notice to the Secretary must also set forth the information required by our Bylaws.
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholder proposals meeting certain requirements may be eligible for inclusion in our proxy statement for the 2026 Annual Meeting. To be eligible for inclusion in the proxy statement, any such stockholder proposals must be received by us no later than January 22, 2026, to comply with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement for the 2026 Annual Meeting.
In addition to satisfying the deadlines in the “advance notice” provisions of our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Householding of Proxy Materials
SEC rules permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker.
Additional Filings
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report on Form 10-K at www.ovidrx.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is also available without charge upon written request to: Ovid Therapeutics Inc., 441 Ninth Avenue, 14th Floor, New York, New York 10001, Attn: Corporate Secretary, or by email at jrona@ovidrx.com.

OTHER MATTERS
The Board knows of no other business that will be presented for consideration at the Special Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Special Meeting unless they receive instructions from you with respect to such matter.

By Order of the Board of Directors

Jeffrey Rona
Chief Business & Financial Officer and Corporate Secretary

   , 2025

APPENDIX A
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF OVID THERAPEUTICS INC
Ovid Therapeutics Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),
DOES HEREBY CERTIFY:
1:
The original name of this corporation was Ovid Therapeutics Inc. and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware (the “Secretary”) was April 1, 2014.

2:
A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Sections 141 and 242 of the General Corporation Law proposing this amendment of the Corporation’s Amended and Restated Certificate of Incorporation and declaring the advisability of this amendment of the Amended and Restated Certificate of Incorporation, which resolution setting forth the proposed amendment is as follows.

RESOLVED, that Article IV, Section A shall be amended and restated to read in its entirety as follows:
“A.
The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is three hundred twenty-five million (325,000,000) shares. Three hundred fifteen million (315,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001) and ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($0.001).”

3:
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval and was duly adopted at an annual meeting of the stockholders of the Corporation, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
A-1

In Witness Whereof, Ovid Therapeutics Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of    , 202 .

Ovid Therapeutics Inc.

By:

A-2

PRELIMINARY — SUBJECT TO COMPLETION

Ovid Therapeutics

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM ET on December 10, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OVID2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM ET on December 10, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80896-S24692 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OVID THERAPEUTICS INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

NOTE: The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting or any adjournment or postpone thereof. If no direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V80897-S24692

OVID THERAPEUTICS INC.
2025 Special Meeting of Stockholders
December 11, 2025 at 9:00 A.M., ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jeremy M. Levin and Margaret Alexander, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of OVID THERAPEUTICS INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/OVID2025SM at 9:00 A.M., ET on December 11, 2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side